COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Class A (MLOAX) and Class C (MLOCX) Shares

Supplement dated January 12, 2015 to

Prospectus dated December 19, 2013

Class I (MLOIX) Shares

Supplement dated January 12, 2015 to

Prospectus dated December 19, 2013

Class R (MLORX) and Class Z (MLOZX) Shares

Supplement dated January 12, 2015 to

Prospectus dated September 30, 2014

Effective immediately, the Board of Directors of the Fund approved a change to the Fund’s Portfolio Managers.

Accordingly, the “Investment Management – Portfolio Manager” sections on page 7 of the Prospectus and page 5 of the Summary Prospectus are hereby deleted and replaced with the following:

Portfolio Managers

The Fund’s portfolio managers are:

•	Robert Becker—Vice President of the Fund. Mr. Becker has been a portfolio manager of the Fund since inception.

•	Ben Morton—Vice President of the Fund. Mr. Morton has been a portfolio manager of the Fund since inception.

•	Tyler Rosenlicht—Mr. Rosenlicht has been a portfolio manager of the Fund since 2015.

Additionally, the “Management of the Fund – Portfolio Manager” section on page 39 of the Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•	Robert Becker—Mr. Becker is a vice president of the Fund. He joined the Advisor in 2003 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

•	Ben Morton—Mr. Morton joined the Advisor in 2003 as a research analyst covering utilities, and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Morton was a research associate at Citigroup.

•	Tyler Rosenlicht—Mr. Rosenlicht is a portfolio manager of the Fund. He joined the Advisor in 2012 as a research associate on the infrastructure team. Previously, he was an investment banking associate with Keefe, Bruyette & Woods and an investment banking analyst with Wachovia Securities. Mr. Rosenlicht has a BA from the University of Richmond and an MBA from Georgetown University. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Becker, Morton and Rosenlicht, as the leaders of the team, direct and supervise the execution of the Fund’s investment strategy and lead and guide other members of the global listed infrastructure and MLP investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

MLOACIRZSUP-0115